SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Minnesota Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  October
23, 1989

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $ 1,025.76 $1,291.67   $1,580.54

T   =  Average Annual
       Total Return                2.58%      5.25%       6.21%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $   496,712

Expenses                         $    76,612

Reimbursement                    $

Average shares                     11,037,482

NAV                              $   8.95

Sales Charge                        4.75%

POP                              $   9.40

Yield at POP                        4.91%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.91%               4.91%
 ------      =       ------              =     8.88%
1-44.73%             .5527%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Minnesota Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $ 1,000     $ 1,000   $ 1,000

ERV =  Ending Redeemable Value   $1,020.36   $1,285.95 $1,561.96

T   =  Average Annual
       Total Return                 2.04%      5.16%    6.04%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 178,153

Expenses                         $  46,182

Reimbursement                    $

Average shares                     3,941,625

NAV                              $   8.92

Maximum Contingent Deferred
    Sales Charge                    5.0%

Yield at NAV                         4.55%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.55%               4.55%
 ------      =       ------              =      8.23%
1-44.73%             .5527%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Minnesota Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): April 3,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,038.48 $1,289.45    $1,556.89

T   =  Average Annual
       Total Return                 3.85%      5.22%      6.00%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  5,537

Expenses                         $  1,122

Reimbursement                    $

Average shares                      122,153

NAV                              $ 8.94

Sales Charge                       3.75%

POP                              $ 9.24

Yield at POP                       4.74%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.74%                4.74%
 ------      =       ------              =      8.58%
1-44.73%             .5527%